SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 27, 2006


                              Armitage Mining Corp.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


      000-51246                                           84-1647399
 ----------------------                            -------------------------
(Commission File Number)                       (IRS Employer Identification No.)


   8100 East Union Ave, Suite 1206
           Denver, CO                                            80237
   --------------------------------                         --------------
(Address of principal executive offices)                       (Zip Code)


                                 (303) 771-1867
                           ---------------------------
                           (Issuer's Telephone Number)


                           #520 - 470 Granville Street
                          Vancouver, BC, Canada V6C 1V5
                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On July 27, 2006, Mr. Michael Potts purchased 1,000,000 shares of common stock, or approximately 58.82% of the issued and outstanding common stock of Armitage Mining Corp. (the "Company") from an existing shareholder in a private transaction, and attained voting control of the Company.

The total purchase price for the shares was $400,000.00. The source of the funds for the purchase by Mr. Potts was personal funds.

The following table sets forth, immediately following the transaction, certain information regarding beneficial ownership of outstanding shares of Common Stock.


------------------------------- --------------------- --------------------------
Name and Address of             Amount and Nature     Percent of Class (1)
Beneficial Owner                of Beneficial
                                Ownership
------------------------------- --------------------- --------------------------
                                1,000,000             58.82%
Michael Potts (2)
------------------------------- --------------------- --------------------------
Laurence Stephenson (3)         0                     0.00%
------------------------------- --------------------- --------------------------

(1) The percentage of Common Stock is calculated based upon 1,700,000 shares issued and outstanding as of July 27, 2006.

(2) Incoming Officer and Incoming Director and Beneficial Shareholder (see our response to Item 5.02 below)

(3) Director and Officer (see our response to Item 5.02 below)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective July 27, 2006, Michael Mulberry and Patricia Wilson each resigned as directors of the Company. The remaining director, Laurence Stephenson, appointed Michael Potts, as a director of the Company to fill one of the director vacancies. Effective July 28, 2006, Laurence Stephenson resigned his position as the President, Chief Executive Officer, Treasurer, Chief Financial Officer and Secretary of the Company and as a Director of the Company and Michael Potts was elected President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company. It is not currently contemplated that Mr. Potts will be compensated for serving as either an officer or director of the Company.

                     Biographical Information Regarding the
                     Incoming Director and Executive Officer

Michael Potts, 50. Michael Potts is a private investor and the managing partner of Galway Investments, based in Denver, Colorado. Previously, he was CEO of American Fundware, provider of the FundWare software product line for non-profit and government organizations. Mr. Potts began his career as an IBM salesman but soon shifted to entrepreneurial companies in the Southwest where, at various times, he ran high technology national sales teams and divisions, led acquisitions and joint ventures in the US and abroad, and served as a corporate officer of publicly held technology companies. Mr. Potts holds a B.A. in Creative Writing from Beloit College.


ITEM 8.01  OTHER EVENTS.

      As of July 28, 2006, the address and telephone number of our principal executive office is as follows:

                              Armitage Mining Corp.
                               Attn: Michael Potts
                              8100 East Union Ave.
                                   Suite 1206
                                Denver, CO 80237


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d)   Exhibits
           None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARMITAGE MINING CORP.


                                    By /s/ Michael Potts
                                      ------------------------------------------
                                    Name:  Michael Potts
                                    Title: Chief Executive Officer and President


Dated: July 28, 2006